UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 1, 2009
Date of Report (Date of earliest event reported)

WESTMOORE HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-33153	52-2220728
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 E. 33rd Street, Unit A, Long Beach, CA 90807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  __________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Westmoore Holdings, Inc., a Nevada corporation (the “Company”), has received and accepted the following resignations:

a)	Effective January 31, 2009, Shawn Crawford resigned as Secretary of the Company
b)	Effective August 10, 2009, Robert L. Jennings, II resigned as a Director and Treasurer of the Company;
c)	Effective August 10, 2009, Michael Graven resigned as a Director of the Company;
d)	Effective August 10, 2009, Joseph Duffel resigned as a Director of the Company;
e)	Effective September 25, 2009, George Alvarez resigned as a Director of the Company;
f)	Effective September 29, 2009, Colin Tay resigned as a Director of the Company;
g)	Effective September 30, 2009, Mark Molenaar resigned as a Director of the Company;
h)	Effective October 1, 2009, Matthew Jennings resigned as the President, Treasurer, Secretary, and Chief Executive Officer of the Company;
i)	Effective October 2, 2009, Matthew Jennings resigned as a Director of the Company.

 As of October 1, 2009, the Board of Directors of the Company voted by Unanimous Written Consent to elect Kevin E. Wheeler to serve as President, Treasurer, Secretary, and Chief Executive Officer of the Company until his consent is revoked or until his successor(s) are elected or appointed.  In addition, as of October 2, 2009, the majority shareholders of the Company have elected Kevin E. Wheeler to serve as the sole director of the Company until his consent is revoked or until his successor(s) are elected or appointed.

Kevin Eugene Wheeler, 39, was the president of Focal Point Management Group, LLC which he started in 2007 to provide consulting services to public and private corporations under $200 million. While there, he supplied finance, accounting, and strategic management services to several companies in the financial services, manufacturing, and construction industries. Mr. Wheeler has been an outside accounting consultant with the Company over the last 5 years. His career has been focused on small to mid-cap companies between $5 million and $120 million. This early stage focus has provided Mr. Wheeler with experience in dealing with the numerous hurdles that so often inhibit a small company’s growth. He is a certified CPA and graduated from Azusa Pacific University in 1992 with a degree in Accounting.

There have been no related party transactions between Kevin E. Wheeler and the Company.  Kevin E. Wheeler has no family relationships with any previous director or executive officer of the Company.  Attached hereto as Exhibit 99.1, is a copy of the Press Release as issued by the Company.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits.
99.1	Press Release

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOORE HOLDINGS, INC.

Date: October 12, 2009	By:	/s/ Kevin E. Wheeler
Kevin E. Wheeler, CEO